Institutional Class HAEMX
Administrative Class HREMX
Investor Class HIEEX
Retirement Class HNEMX
Harbor Emerging Markets Equity Fund

Supplement to Summary Prospectus dated March 1, 2019
February 4, 2020
Timothy D. Jensen has announced his plans to retire on June 30, 2020 from his portfolio management role at Oaktree Capital Management, L.P., subadviser to the Harbor Emerging Markets Equity Fund (the “Fund”). Upon his retirement, Mr. Jensen will continue to serve as a consultant/advisor through year-end, but will no longer serve as a portfolio manager with day-to-day portfolio management responsibilities for the Fund. Effective immediately, Janet L. Wang will join Frank J. Carroll and Timothy D. Jensen as portfolio manager for the Fund. Messrs. Carroll and Jensen and Ms. Wang jointly manage the Fund.
The following replaces the corresponding information in the “Portfolio Management” section on page 3 of the Summary Prospectus:
Portfolio Managers
Frank J. Carroll Oaktree Capital Management, L.P.
Mr. Carroll is a Managing Director and Co-Portfolio Manager of Oaktree and has co-managed the Fund since its inception in 2013.
Timothy D. Jensen Oaktree Capital Management, L.P.
Mr. Jensen is a Managing Director and Co-Portfolio Manager of Oaktree and has co-managed the Fund since its inception in 2013.
Janet L. Wang Oaktree Capital Management, L.P.
Ms. Wang is a Managing Director and Assistant Portfolio Manager of Oaktree and has co-managed the Fund since 2020.
Investors Should Retain This Supplement For Future Reference
S0204.SP.EME